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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): April 19, 2000



                            MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)



Delaware                                 0-22154          52-1469385
(State or other jurisdiction of         (Commission       (I.R.S. Employer
  incorporation or organization)        File Number)      IDENTIFICATION NUMBER)


                           2115 East Jefferson Street
                           Rockville, Maryland 20852
             (Address of principal executive offices and zip code)


                                 (301) 984-5000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

  On April 19, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing that Hau L. Lee, Ph.D., a Professor at Stanford University, had been appointed to the Company's board of directors.

  A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number  Description
--------------  -----------

   99           Press Release dated April 19, 2000.

                                   SIGNATURE
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  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 27th day of April, 2000.


                                                 MANUGISTICS GROUP, INC.


                                                 By: /s/ Raghavan Rajaji
                                                    --------------------------
                                                    Raghavan Rajaji
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX
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  Exhibit Number  Description
  --------------  -----------

        99        Press Release dated April 19, 2000.